RIGHTIME FAMILY OF FUNDS
[RIGHTIME LOGO]

The Rightime Fund                                 Amendment dated
The Rightime Blue Chip Fund                       October 26, 2000
The Rightime MidCap Fund                          to prospectus dated
The Rightime OTC Fund                             March 1, 2000

The Board of Directors of The Rightime Fund, Inc. (the "Fund"), and the shareholders of the Rightime OTC Fund (the "OTC Fund", and formerly known as the Rightime Social Awareness Fund) approved changes affecting the OTC Fund, including a change of name, and an amendment to the investment objective and investment policies of the OTC Fund.

This amendment to the prospectus of the Fund describes to investors the new objective and policies now followed by the OTC Fund and the risks of investing in the OTC Fund. In all other respects, the information provided in the prospectus concerning the Fund and its shares remains current.

Summary Information Concerning the OTC Fund

Carefully review this very important section, which summarizes the OTC Fund's investment objective, and principal investment strategies and risks.

Investment Objective: The Fund's fundamental investment objective for the OTC Fund is to achieve a high total return, consistent with reasonable risk. The Fund will attempt to achieve this objective by investing primarily in over-the-counter (OTC)-traded companies, including companies traded in the NASDAQ Stock Market.

Principal investment strategies:

Core Investments
- The Fund will invest primarily in common stocks traded in the over-the-counter (OTC) market, but it may also invest in securities convertible into common stocks, preferred stocks and other securities including options and futures on securities or indexes. At least 65% of the Fund's assets will be invested in OTC securities and related instruments, and up to 100% may be so invested.

Investment Style
- When using an aggressive strategy, the Fund will invest in OTC securities and related instruments which it believes will benefit from a rising trend in securities markets.

- When using a conservative strategy, the Fund may invest up to 35% of its assets in securities other than those traded in the OTC market, such as cash, cash equivalents, bonds and other debt obligations in an effort to control risk.

- In utilizing both the aggressive and conservative strategies, the Fund may use options or futures on securities or indexes as hedging techniques to assist in restructuring the portfolio.

Principal risks:

Market Risk
- Common stock prices fluctuate in response to market, economic and business conditions and can decline over short or even extended periods. Stocks of OTC companies generally are subject to larger price fluctuations than securities issued by more seasoned companies. Therefore, the value of your investment may go up or down and you could lose money.

Trading Risk
- As a result of the Fund's focus on securities traded in the OTC market, the Fund may invest in smaller, less well-known companies which may involve greater risk than investing in securities of more established companies. The Fund's OTC criteria may limit the availability of investment opportunities. Smaller companies often have limited product lines, markets or financial resources, and their management may lack depth and experience. In addition, these securities may not be as widely researched in the market.

Analytical Risk
- The Advisor uses analytical techniques to anticipate and identify major market trends in order to restructure the Fund's portfolio under an aggressive or conservative strategy. If the Advisor incorrectly judges turns in the market, the Fund may lose opportunities for gains or it may experience losses.

Interest Rate Risk
- The Fund's investments in bonds or debt obligations respond to changes in interest rates and to perceptions of creditworthiness of individual issuers. Generally, fixed income securities decrease in value as interest rates rise and vice versa.

Hedging Risk
- The use of hedging techniques carries additional risks. The success or failure of any hedging position depends on the ability of the Fund's Advisor to predict stock and interest rate movements.

Investment Concentration
-At least 65% of the Fund's assets will usually be invested in OTC, except when maintaining a temporary defensive position, and up to 100% may be so invested.

Additional Information about the Investments of the Rightime OTC Fund

The Fund will invest primarily in common stocks of OTC companies, including stocks that are included in the NASDAQ Composite Index and the NASDAQ 100 Index, but may also invest in securities convertible into common stocks, preferred stocks and other securities, including bonds and other debt obligations, cash equivalents (such as certificates of deposit or repurchase agreements), and stock options, stock index options, financial futures and options on such futures. These securities are selected by the Advisor generally on the basis of industry analysis, including analysis of underlying economic factors, financial characteristics and trends, securities prices and trends, sales, earnings, products or services, new technology and markets.

OTC companies include companies with large-size market capitalization ("LargeCaps"), medium-size market capitalization ("MidCaps") and small-size market capitalization ("SmallCaps"). Market capitalization means the total market value of a company's outstanding common stock. Market capitalization does not necessarily bear any correlation to other financial attributes used to describe the size of the company, such as levels of assets, revenues or income.

* LargeCap stocks generally have a market capitalization greater than $5 billion, large number of publicly held shares and high trading volume, resulting in a high degree of liquidity.

* MidCap stocks generally have a market capitalization between $200 million and $5 billion, moderate number of publicly held shares and moderate trading volume, resulting in a moderate degree of liquidity.

* SmallCap stocks generally have a market capitalization less than $200 million, small number of publicly held shares and small trading volume, resulting in a small degree of liquidity.

To the extent that the Fund may invest in smaller, less well-known companies, such investments may involve greater risks than are inherent in securities of more established companies.

In order to make allowance for cash needs of the Fund or when the Fund is otherwise pursuing appreciation in its portfolio, the Fund may also invest up to 35% of its asset value in investment vehicles which are not OTC traded securities.

The OTC Fund may not achieve its investment goals and is not intended to serve as a complete investment program. Investments in the OTC Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

30157.01